EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Altimar Acquisition Corp. III (the “Company”) for the quarterly period ended March 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Wendy Lai, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: May 11, 2023
	By:	/s/ Wendy Lai
		Name:	Wendy Lai
		Title:	Chief Financial Officer (Principal Financial Officer)